Verano Announces Resignation of Company President Darren Weiss

CHICAGO, August 7, 2025 – Verano Holdings Corp. (Cboe CA: VRNO) (OTCQX: VRNOF) (“Verano” or the “Company”), a leading multi-state cannabis company, today announced the resignation of Darren Weiss from his role as Company President to pursue business opportunities in the cannabis industry outside of North America.

Weiss joined Verano as General Counsel in 2017, and subsequently served in leadership positions including Chief Legal Officer, Chief Operating Officer and most recently, President. Throughout his tenure, his industry knowledge and unique blend of legal and operations expertise helped scale Verano from a startup into one of the largest multi-state cannabis operators in the industry. In addition to his other business ventures, Weiss will remain engaged with the Company as a consultant providing business development and other services to Verano outside of North America, including giving Verano a right of first refusal on business opportunities he may initiate, source, or participate in.

“I would like to express my sincere thanks and gratitude to Darren for his leadership and many contributions over the course of his tenure with Verano, and we look forward to working with him on international business opportunities he may bring to the Company,” said George Archos, Verano founder and Chief Executive Officer. “We are grateful for Darren’s many years of distinguished service and the positive impact he’s made on Verano, and wish him and his family all the best in their future endeavors as they begin their next chapter.”

“The last eight years at Verano have been some of the most rewarding of my life, and I am so proud of everything we’ve accomplished together growing the Company into one of the industry’s leading cannabis operators in the U.S.,” said Darren Weiss. “I look forward to this new stage of my career and continued collaboration with Verano.”

About Verano
Verano Holdings Corp. (Cboe CA: VRNO) (OTCQX: VRNOF), one of the U.S. cannabis industry’s leading companies based on historical revenue, geographic scope and brand performance, is a vertically integrated, multi-state operator embracing a mission of saying Yes to plant progress and the bold exploration of cannabis. Verano provides a superior cannabis shopping experience in medical and adult use markets under the Zen Leaf™ and MÜV™ dispensary banners, including Cabbage Club™, an innovative annual membership program offering exclusive benefits for cannabis consumers. Verano produces a comprehensive suite of high-quality, regulated cannabis products sold under its diverse portfolio of trusted consumer brands including Verano™, (the) Essence™, MÜV™, Savvy™, BITS™, Encore™, and Avexia™. Verano’s active operations span 13 U.S. states, comprised of 15 production facilities with over 1.1 million square feet of cultivation capacity. Learn more at Verano.com.

Contacts:

Media
Verano
Steve Mazeika
VP, Communications
Steve.Mazeika@verano.com

Investors
InvestorRelations@verano.com

Forward Looking Statements
This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Such forward-looking statements are not representative of historical facts or information or current condition, but instead represent only the Company’s beliefs regarding future events, plans, strategies, or objectives, many of which, by their nature, are inherently uncertain and outside of the Company’s control. Generally, such forward-looking statements can be identified by the use of forward-looking terminology such as “plans”, “expects” or “does not expect”, “is expected”, “budget”,

“future”, “scheduled”, “estimates”, “forecasts”, “projects,” “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases, or may contain statements that certain actions, events or results “may”, “could”, “would”, “might” or “will be taken”, “will continue”, “will occur” or “will be achieved”. Forward-looking statements involve and are subject to assumptions and known and unknown risks, uncertainties, and other factors which may cause actual events, results, performance, or achievements of the Company to be materially different from future events, results, performance, and achievements expressed or implied by forward-looking statements herein, including, without limitation, the risk factors described in the Company’s annual report on Form 10-K for the year ended December 31, 2024 and any subsequent quarterly reports on Form 10-Q, in each case, filed with the U.S. Securities and Exchange Commission at www.sec.gov. The forward-looking statements contained in this press release are made as of the date of this press release, and the Company does not undertake to update any forward-looking information or forward-looking statements that are contained or referenced herein, except as may be required in accordance with applicable securities laws. All subsequent written and oral forward-looking information and statements attributable to the Company or persons acting on its behalf is expressly qualified in its entirety by this notice regarding forward-looking information and statements.

###